UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) February 1, 2006
                                                      ----------------

                          REDHAND INTERNATIONAL, INC.
                       --------------------------------
             (Exact name of registrant as specified in its charter)

       NEVADA                      000-26211                  95-4666270
----------------------------    ----------------       ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


             3 Lodge Road, Begravia, Kimberly 8301 South Africa
       ---------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code    +27 (53) 832-3439

                                                      -----------------



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                         REDHAND INTERNATIONAL, INC.
                             Report on Form 8-K

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 6th, 2005 the Registrant engaged Aaron Stein ("Stein") to serve as the Registrant's independent public accountant. During the years ended December 31, 2003 and 2004, and through the date of engagement, the Registrant did not consult Stein with respect to the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and neither written nor oral advice was provided the Registrant that was considered in reaching a decision as to any auditing or financial reporting issues, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

On February 1st, 2006, Aaron Stein ("Stein"), resigned as the independent public accountants of RedHand International, Inc. (the "Registrant"). Within his period of appointment from April 6th, 2005 to February 1st, 2006. Mr. Stein did not engage in any duty for the Registrant. Mr. Stein did not issue any report or opinion on any of the Registrant's financial statements for any period. There were no disagreements between the Registrant and Stein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Steins satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with any reports.

On February 1st, 2006 the Registrant engaged Michael Pollack ("Pollack") to serve as the Registrant's independent public accountant. During the years ended December 31, 2002 and 2003, and through the date of engagement, the Registrant did not consult Stein with respect to the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and neither written nor oral advice was provided the Registration that was considered in reaching a decision as to any auditing or financial reporting issues, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1 Stein, CPA regarding change in certifying accountant.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     REDHAND INTERNATIONAL, INC.

Date  March 2, 2006
    ----------------------

                                      By: /s/ Laurie Brewis
                                    	--------------------------
                                     	Laurie Brewis
                                     	Principal Executive Officer,
                                     	Vice-President and Director




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